Exhibit 99.1

Composition of the Automobile Loan Contracts as of the Cutoff Date

AMCAR 2011-4 Final Cut

9/13/2011    *

	New		Used		Total

Aggregate Principal Balance (1)	$443,230,655.28		$511,684,327.59		$954,914,982.87

Number of Receivables in Pool	18,816		30,489		49,305

Percent of Pool by Principal Balance	46.42%		53.58%		100.00%

Average Principal Balance	$23,556.05		$16,782.59		$19,367.51
Range of Principal Balances	($327.22 to $79,655.06)		($279.03 to $59,479.40)

Weighted Average APR (1)	12.06%		16.46%		14.41%
Range of APRs	(1.70% to 26.99%	)	(3.25% to 29.90%	)

Weighted Average Remaining Term	68		64		66
Range of Remaining Terms	(3 to 72 months	)	(3 to 72 months	)

Weighted Average Original Term	72		69		70
Range of Original Terms	(24 to 72 months	)	(24 to 72 months	)

(1)	Aggregate Principal Balance includes some portion of accrued interest. As a result, the Weighted Average APR of the Receivables may not be equivalent to the Contracts’ aggregate yield on the Aggregate Principal Balance.

Distribution of the Automobile Loan Contracts by Score as of the Cutoff Date

	AmeriCredit Score (1)	Percent of Aggregate Principal Balance (2)	Credit Bureau Score (3)	Percent of Aggregate Principal Balance (2)
	<215	8.54%
	215-224	12.50%	<540	26.55%
	225-244	34.17%	540-599	44.61%
	245-259	24.69%	600-659	24.56%
	260+	20.10%	660+	4.28%

Weighted Average Score	242		573

(1)	Proprietary credit score developed and utilized by AmeriCredit to support the credit approval and pricing process. The scale of the proprietary score is not comparable to a credit bureau score. An AmeriCredit score may not be available for a small portion of loans originated under discontinued origination platforms and those accounts will not be included in the AmeriCredit score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on the AmeriCredit score may be less than the total pool.
(2)	Percentages may not add to 100% because of rounding.
(3)	A statistically based score (sometimes referred to as FICO score) generated by credit reporting agencies. AmeriCredit utilizes TransUnion, Equifax or Experien credit reports depending on the location of the obligor. Credit Bureau Scores may not be available for some accounts and those accounts are not included in the Credit Bureau Score table above. Since these accounts are not included in the percentages above, the Aggregate Principal Balance of the accounts based on Credit Bureau Score may be less than the total pool.

Distribution of the Automobile Loan Contracts by APR as of the Cutoff Date

AMCAR 2011-4 Final Cut

9/13/2011    *

APR Range	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
1.000%-1.999%	515,164.06	0.05%	17	0.03%
2.000%-2.999%	2,043,527.04	0.21%	64	0.13%
3.000%-3.999%	5,245,525.67	0.55%	166	0.34%
4.000%-4.999%	12,556,815.31	1.31%	403	0.82%
5.000%-5.999%	7,047,025.72	0.74%	238	0.48%
6.000%-6.999%	28,359,300.71	2.97%	1,182	2.40%
7.000%-7.999%	20,321,269.28	2.13%	880	1.78%
8.000%-8.999%	45,516,007.10	4.77%	2,156	4.37%
9.000%-9.999%	50,456,743.70	5.28%	2,489	5.05%
10.000%-10.999%	52,769,216.01	5.53%	2,701	5.48%
11.000%-11.999%	85,892,027.17	8.99%	3,954	8.02%
12.000%-12.999%	63,145,545.99	6.61%	3,352	6.80%
13.000%-13.999%	72,041,537.45	7.54%	3,764	7.63%
14.000%-14.999%	82,368,629.02	8.63%	4,289	8.70%
15.000%-15.999%	69,401,787.41	7.27%	3,667	7.44%
16.000%-16.999%	75,883,609.59	7.95%	3,936	7.98%
17.000%-17.999%	62,198,352.01	6.51%	3,368	6.83%
18.000%-18.999%	79,547,132.81	8.33%	4,293	8.71%
19.000%-19.999%	34,178,159.98	3.58%	1,982	4.02%
20.000%-20.999%	37,998,816.99	3.98%	2,196	4.45%
21.000%-21.999%	27,545,529.73	2.88%	1,677	3.40%
22.000%-22.999%	15,357,716.95	1.61%	947	1.92%
23.000%-23.999%	12,648,689.76	1.32%	804	1.63%
24.000%-24.999%	8,438,914.33	0.88%	553	1.12%
25.000%-25.999%	2,305,526.16	0.24%	153	0.31%
26.000%-26.999%	969,055.70	0.10%	62	0.13%
27.000%-27.999%	82,177.29	0.01%	6	0.01%
28.000%-28.999%	50,069.26	0.01%	4	0.01%
29.000%-29.999%	31,110.67	0.00%	2	0.00%

TOTAL	954,914,982.87	100.00%	49,305	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest. Indicated APR’s represent APR’s on Principal Balance net of such accrued interest.
(2)	Percentages may not add to 100% because of rounding.

*	Receivable information is through close of business on date indicated.

Distribution of the Automobile Loan Contracts by Geographic Location of Obligors of the Cutoff Date

AMCAR 2011-4 Final Cut

9/13/2011    *

State	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)

Alabama	12,229,271.37	1.28%	591	1.20%
Alaska	1,316,809.01	0.14%	65	0.13%
Arizona	25,704,513.44	2.69%	1,407	2.85%
Arkansas	10,861,968.87	1.14%	511	1.04%
California	79,810,908.40	8.36%	4,926	9.99%
Colorado	17,182,628.11	1.80%	925	1.88%
Connecticut	6,015,193.94	0.63%	309	0.63%
Delaware	3,893,597.80	0.41%	215	0.44%
District of Columbia	1,337,548.12	0.14%	68	0.14%
Florida	92,536,957.65	9.69%	5,045	10.23%
Georgia	28,773,480.93	3.01%	1,391	2.82%
Hawaii	3,086,986.29	0.32%	150	0.30%
Idaho	2,121,374.18	0.22%	111	0.23%
Illinois	37,550,578.29	3.93%	1,862	3.78%
Indiana	21,587,881.23	2.26%	1,099	2.23%
Iowa	6,678,440.45	0.70%	353	0.72%
Kansas	4,400,920.44	0.46%	238	0.48%
Kentucky	12,210,434.95	1.28%	613	1.24%
Louisiana	18,034,076.66	1.89%	792	1.61%
Maine	2,938,300.77	0.31%	168	0.34%
Maryland	27,828,748.38	2.91%	1,334	2.71%
Massachusetts	11,931,413.72	1.25%	651	1.32%
Michigan	31,169,469.65	3.26%	1,593	3.23%
Minnesota	10,273,105.56	1.08%	533	1.08%
Mississippi	9,992,154.65	1.05%	478	0.97%
Missouri	15,588,525.26	1.63%	855	1.73%
Montana	1,898,975.87	0.20%	92	0.19%
Nebraska	3,295,370.97	0.35%	168	0.34%
Nevada	6,521,913.48	0.68%	417	0.85%
New Hampshire	3,813,700.08	0.40%	192	0.39%
New Jersey	23,370,999.07	2.45%	1,193	2.42%
New Mexico	11,866,521.16	1.24%	545	1.11%
New York	34,184,611.14	3.58%	1,786	3.62%
North Carolina	30,016,435.76	3.14%	1,599	3.24%
North Dakota	1,121,485.34	0.12%	46	0.09%
Ohio	37,904,734.33	3.97%	2,030	4.12%
Oklahoma	13,291,863.95	1.39%	624	1.27%
Oregon	4,971,411.39	0.52%	272	0.55%
Pennsylvania	47,358,622.29	4.96%	2,535	5.14%
Rhode Island	1,289,722.66	0.14%	78	0.16%
South Carolina	13,482,822.83	1.41%	734	1.49%
South Dakota	1,620,828.54	0.17%	87	0.18%
Tennessee	15,862,593.06	1.66%	785	1.59%
Texas	144,232,958.97	15.10%	6,663	13.51%
Utah	3,895,659.65	0.41%	181	0.37%
Vermont	1,623,840.36	0.17%	78	0.16%
Virginia	21,437,303.60	2.24%	1,060	2.15%
Washington	12,680,828.53	1.33%	679	1.38%
West Virginia	10,430,677.40	1.09%	488	0.99%
Wisconsin	11,059,055.66	1.16%	584	1.18%
Wyoming	2,617,149.60	0.27%	105	0.21%

Other (3)	9,609.06	0.00%	1	0.00%

TOTAL	$954,914,982.87	100.00%	49,305	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	States with aggregate principal balances less than $1,000,000.

*	Receivable information is through close of business on date indicated.

Historical Delinquency Experience of the Automobile Loan Contract as of the Cutoff Date

Number of times ever 31 to 60 days delinquent	Aggregate Principal Balance(1)	Percent of Aggregate Principal Balance(2)	Number of Automobile Loan Contracts	Percent of Number of Automobile Loan Contracts(2)
0	$910,276,033.96	95.33%	44,721	90.70%
1	19,462,889.56	2.04%	1,188	2.41%
2+	25,176,059.35	2.64%	3,396	6.89%

Total	$954,914,982.87	100.00%	49,305	100.00%

(1) Aggregate Principal Balances include some portion of accrued interest. (2) Percentages may not add to 100% because of rounding.

Number of times ever 61 to 90 days delinquent
0	$938,831,760.97	98.32%	47,170	95.67%
1	3,641,292.56	0.38%	487	0.99%
2+	12,441,929.34	1.30%	1,648	3.34%

Total	$954,914,982.87	100.00%	49,305	100.00%

(1) Aggregate Principal Balances include some portion of accrued interest. (2) Percentages may not add to 100% because of rounding.

Number of times ever greater than 91 days delinquent
0	$949,871,178.60	99.47%	48,636	98.64%
1	3,090,333.13	0.32%	424	0.86%
2+	1,953,471.14	0.20%	245	0.50%

Total	$954,914,982.87	100.00%	49,305	100.00%

(1) Aggregate Principal Balances include some portion of accrued interest. (2) Percentages may not add to 100% because of rounding.

AMCAR 2011-4 Final Cut

Distribution of the Automobile Loan Contracts by Manufacturer as of the Cutoff Date

Vehicle Make	Aggregate Principal Balance as of Cutoff Date (1)	Percent of Aggregate Principal Balance (2)	Number of Receivables	Percent of Number of Receivables (2)
Buick	12,430,669.72	1.30%	547	1.11%
Cadillac	19,892,310.95	2.08%	810	1.64%
Chevrolet	348,257,841.25	36.47%	15,760	31.96%
Chrysler	28,767,700.97	3.01%	1,824	3.70%
Dodge	69,582,539.09	7.29%	3,913	7.94%
Ford	75,454,009.64	7.90%	4,370	8.86%
GMC	53,411,322.96	5.59%	2,052	4.16%
Honda	20,574,095.99	2.15%	1,274	2.58%
Hyundai	25,413,755.45	2.66%	1,549	3.14%
Jeep	29,896,239.44	3.13%	1,661	3.37%
Kia	52,947,981.91	5.54%	2,961	6.01%
Mazda	10,371,705.00	1.09%	667	1.35%
Mercedes	10,869,956.46	1.14%	465	0.94%
Mitsubishi	14,575,463.46	1.53%	786	1.59%
Nissan	51,353,529.15	5.38%	2,962	6.01%
Pontiac	13,958,849.57	1.46%	1,075	2.18%
Toyota	40,945,254.45	4.29%	2,406	4.88%
Volkswagen	10,912,761.09	1.14%	628	1.27%

Other (3)	65,298,996.32	6.84%	3,595	7.29%

Total	$954,914,982.87	100.00%	49,305	100.00%

(1)	Aggregate Principal Balances include some portion of accrued interest.
(2)	Percentages may not add to 100% because of rounding.
(3)	Aggregate Principal Balance of less than 1% per manufacturer.

Distribution of the Automobile Loan Contracts by Vehicle Segment as of the Cutoff Date

Vehicle Segment (1)	Aggregate Principal Balance (2)	% of Aggregate Principal Balance (3)	Number of Automobile Loan Contracts	% of Total Number of Automobile Loan Contracts (3)
Full-Size Car	4,858,077.23	0.51%	274	0.56%
Full-Size Van/Truck	153,980,999.72	16.13%	6,405	12.99%
Full-Size SUV	66,324,279.30	6.95%	2,759	5.60%
Mid-Size Car	269,764,857.23	28.25%	14,217	28.83%
Mid-Size SUV	211,008,593.24	22.10%	10,875	22.06%
Economy/Compact Car	134,334,254.32	14.07%	8,539	17.32%
Compact Van/Truck	42,817,434.20	4.48%	2,725	5.53%
Sports Car	71,694,751.32	7.51%	3,487	7.07%
Segment Unavailable (4)	131,736.31	0.01%	24	0.05%

Total	$954,914,982.87	100.00%	49,305	100.00%

(1)	Categories reflect consolidated categories based on J.D. Power defined segments.
(2)	Aggregate Principal Balances include some portion of accrued interest.
(3)	Percentages may not add up to 100% because of rounding.
(4)	Vehicle segmentation was not available for certain accounts at the time of the statistic

Distribution of the Automobile Loan Contracts

by Wholesale LTV as of the Cutoff Date

LTV Distribution(1)	Pct. Of Total (2)(3)
<100	27.08%
100-109	24.83%
110-119	24.91%
120-129	16.06%
130-139	6.16%
140-149	0.89%
150+	0.08%

Total	100.00%

Weighted Average LTV	109%

(1)	Wholesale LTV is calculated using the total amount financed, which may include taxes, title fees and ancillary products over the value of the vehicle at the time the vehicle is financed. The vehicle value at origination is determined by using NADA or Kelly Blue Book “Trade-In” prices for used vehicles or dealer invoice/dealer wholesale price for new vehicles.
(2)	Wholesale LTV was not available or could not be calculated on certain loans and these loans are not included in the table above. Since these loans are not included in the Wholesale LTV table, the Aggregate Principal Balance may be less than the total statistical pool.
(3)	Percentages may not add to 100% because of rounding.